UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 8, 2006

RELIANT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 7.01  Regulation FD Disclosure.

On November 8, 2006, Reliant Energy extended the expiration date for and announced plans to amend the terms of its consent solicitation relating to:

•                  Three series of its outstanding Senior Secured Notes:

•                  9.25% Senior Secured Notes due 2010;

•                  9.50% Senior Secured Notes due 2013; and

•                  6.75% Senior Secured Notes due 2014; and

•                  Five series of Pennsylvania Economic Development Financing Authority’s outstanding Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project) (collectively, the “Bonds”):

•                  Series 2001A;

•                  Series 2002A;

•                  Series 2002B;

•                  Series 2003A; and

•                  Series 2004A.

The expiration date has been extended to 5 p.m., EST, on Tuesday, November 14, 2006, unless further extended or the consent solicitation is terminated by Reliant Energy.

Reliant Energy has agreed to offer the new terms to address issues raised by certain holders of the Bonds. The new terms of the consent solicitation are set forth in the Second Amended and Restated Consent Solicitation Statement dated November 8, 2006.

The new terms include a deferral of Reliant Energy’s right to call the Bonds for 18 months and eliminating the consent fee payable to consenting holders of the Bonds.

The Second Amended and Restated Consent Solicitation Statement is included with this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  We furnish the following exhibit:

99.1— Second Amended and Restated Consent Solicitation Statement dated November 8, 2006.

INFORMATION FURNISHED

The information in Item 7.01 and Exhibit 99.1 of this Form 8-K is being furnished, not filed.  Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words.  However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including negotiation of the proposed series of financings, legislative and regulatory developments, the outcomes of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the discussions under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K for the year ended December 31, 2005.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: November 9, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Second Amended and Restated Consent Solicitation Statement dated November 8, 2006.